Exhibit 99.2

Energy Transfer Partners, L.P. ETP - Regency Midstream Holdings, LLC Joint Venture Overview March 23, 2011

Legal Disclaimer This presentation may contain statements about future events, outlook and expectations of Energy Transfer Partners, L.P. (ETP), Regency Energy Partners LP (RGNC), and Energy Transfer Equity, L.P. (ETE), all of which are forward-looking statements. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward-looking statements rely on a number of assumptions concerning future events that are believed to be reasonable, but are subject to a number of risks, uncertainties and other factors, many of which are outside the Partnerships' control, and which could cause the actual results, performance or achievements of ETP, RGNC, or ETE to be materially different. While the Partnerships believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our businesses. These risks and uncertainties are discussed in more detail in the filings made by ETP, RGNC, and ETE with the Securities and Exchange Commission, copies of which are available to the public. ETP, RGNG, and ETE expressly disclaim any intention or obligation to revise or publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. All references in this presentation to capacity of a pipeline, processing plant or storage facility relate to maximum capacity under normal operating conditions and with respect to pipeline transportation capacity, is subject to multiple factors (including natural gas injections and withdrawals at various delivery points along the pipeline and the utilization of compression) which may reduce the throughput capacity from specified capacity levels.

Transaction Overview Energy Transfer Partners and Regency Energy Partners have formed a joint venture and entered into an agreement to purchase LDH Energy Asset Holdings LLC (LDH) from Louis Dreyfus Highbridge Energy LLC for approximately $1.925 billion in cash Energy Transfer Partners (ETP) will contribute $1.35 billion in exchange for a 70% interest in the joint venture Regency Energy Partners (Regency) will contribute $578 million in exchange for a 30% interest in the joint venture ETP will operate the assets on behalf of the joint venture with the existing LDH employees The joint venture will be a stand-alone entity with ETP and Regency each electing one director ETP expects to initially fund its ownership interest in the joint venture with borrowings under its revolving credit facility, to be followed by permanent financing that is consistent with ETP's commitment to maintain investment grade ratings The acquisition is subject to approval under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions, and is expected to close in the second quarter of 2011 The acquisition significantly expands ETP's and Regency's asset portfolios, adding a natural gas liquids (NGLs) platform

Strategic Rationale Strategic Rationale Strategic Rationale Strategically Located Assets Assets are strategically located in: - Mont Belvieu, Texas - Permian Basin and Barnett Shale Favorable Market Fundamentals Crude-to-gas ratio at historically high levels Low relative pricing of light-end NGLs Fee-based Margins Storage and NGL transportation businesses provide 100% fee-based margins Fee-based income is estimated to be approximately 70% of LDH's total margin for 2011 Platform For Growth Opportunities for discernable, large-scale organic growth projects Diversification of Business Mix Adds significant NGL platform Assets serve a wide variety of energy products By acquiring these assets, Energy Transfer and Regency will be well-positioned to offer comprehensive NGL solutions to natural gas producers The acquisition will provide a strong, strategic platform on which to expand our service capabilities, while presenting opportunities for additional organic growth and partnerships

Asset Overview Storage Mont Belvieu Storage Facility Hattiesburg Storage Facility Pipeline Transportation West Texas NGL Pipeline Fractionation and Processing Two cryogenic processing plants 25,000 Bbl/d fractionator Sea Robin Gas Processing Plant Regency Waha Processing Plant Energy Transfer Godley Processing Plant

Pro forma Asset Map

NGL Market Fundamentals As light-end NGLs de-couple from crude pricing, they have become the preferred feedstock for petrochemical producers As natural gas producers continue to drill in NGL-rich areas, the increased supply will create the need for additional NGL infrastructure NGL Price/Crude-to-Gas Ratio1 NGL Production Forecast, November 2010 - October 20112 1 Source: Public data and internal analysis 2 Source: Wells Fargo Domestic NGL demand is expected to remain strong as a result of low relative feedstock costs coupled with increased global petrochemical demand

Business Mix Overview LDH 2011 Estimated Margin By Asset Segment Approximately 70% of LDH's 2011 margin is expected to be generated by fee-based midstream services, resulting in relatively stable and predictable cash flows

Conclusion The assets provide a downstream platform that complements ETP's and Regency's existing midstream assets and creates integrated growth opportunities across the entire natural gas and NGL value chain Establishes a NGL platform that will significantly strengthen ETP's and Regency's service offerings to natural gas producers Acquisition will immediately give ETP and Regency a strong position in the liquids business that would be difficult to establish organically Further diversifies ETP's and Regency's business portfolio by adding NGL storage, fractionation and transportation capabilities Forming a joint venture provides both partnerships with the opportunity to capitalize on current market dynamics and future projects in the downstream markets

Appendix

Mont Belvieu & Hattiesburg Storage Mont Belvieu Storage Facility Hattiesburg Storage Facility Location: Mont Belvieu, TX Products Stored: NGLs, refined products and petrochemicals (ethylene) Capacity: 43 million Bbls in salt dome capacity, 23 million Bbls brine pond capacity Connectivity: 16 pipelines, 4 Mont Belvieu area fractionators and 8 refineries/chemical plants 200 miles of area pipeline - refined products transport to Colonial and Explorer pipelines Business divided into Dedicated NGL storage, Fungible NGL storage and Refined Products storage Contracts are typically 1 - 3 year in duration with a 95% plus renewal rate 100% fee-based cash flows Location: Hattiesburg, MS Products Stored: NGLs (propane and butane) Capacity: 3.9 million bbls in three salt dome caverns Connectivity: Dixie pipeline serving propane demand in Southeast Contracts typically one-year duration, renegotiated annually 100% fee-based cash flows

Pipeline Transportation Regency Waha Processing Plant Energy Transfer Godley Processing Plant West Texas Pipeline Intrastate NGL pipeline system running from the Permian Basin and Barnett Shale to Mont Belvieu 1,066-mile long-haul 12" pipeline with 12 pump stations (21,500 HP) Total Capacity Delivered to Mont Belvieu: 144,000 Bbls/d Approximately 87,000 Bbls/d from Permian Basin Remaining capacity from Barnett Shale and east Texas Connectivity: 20 injection points with connections to four third-party fractionators Contract Types: Dedicated or take-or-pay contract agreements Average term of four years Regulation: Intrastate tariff filed with Texas Railroad Commission, not FERC regulated Storage: 200,000 Bbls NGL storage facility in Midland, TX used for system balancing

# Refinery Services & Sea Robin Processing Plant



## Refinery Services

- Refinery off-gas processing and Olefins-grade NGL fractionation complex that cryogenically processes refinery off-gas, returning the methane stream to the refiners for use as fuel, and fractionating the O-grade NGL stream into its higher value components
  - –Located along the Mississippi River refinery corridor in southern Louisiana
  - –Two cryogenic off-gas processing plants co-located with third-party crude refinery complexes
    - –Chalmette Cryogenic Plant (54 MMcf/d capacity)
    - –Sorrento Cryogenic Plant (28 MMcf/d capacity)
  - –O-grade NGL fractionator located in Geismar, LA (25,000 Bbls/d capacity)
    - –Connected by 85-mile pipeline to Sorrento and Chalmette processing plants


Legend
Fractionator
Cryogenic Plant
Host Refinery
Geismar NGL / Olefins Fractionator
Refinery Services pipeline (~85 miles)
Lake Pontchartrain
Convent Refinery
Sorrento Cryogenic Plant
Chalmette Refining LLC
Chalmette Cryogenic Plant

## Sea Robin Processing Plant

- Cryogenic rich gas processing plant "straddling" the Sea Robin pipeline system, adjacent to Henry Hub
  - –Located in southern Louisiana
  - –Straddle plant located on Sea Robin Pipeline
  - –In-Service Date: 1973
  - –Capacity: 850 MMcf/d residue, 26,000 Bbls/d NGL
  - –LDH currently maintains a ~20% interest in the plant
  - –Connectivity: Nine interstate and four intrastate residue pipelines and various deepwater production fields


Kaplan
Loreauville
New Iberia
Abbeville
Henry Hub
Jeanerette
Sea Robin Gas Plant
Esther
Baldwin
Franklin
Vermilion Bay
West Cote Bay
Pecan Island
Patterson

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